                                                                 EXHIBIT 10.6(b)

                                    EXHIBIT A

                                       TO

                                CREDIT AGREEMENT


                                   COMMITMENTS

                           REVOLVING LOAN COMMITMENTS



------------------------------------------------------------ ---------------------------------------------------------
                      Name of Lender                                        Revolving Loan Commitment
                      --------------                                        -------------------------
------------------------------------------------------------ ---------------------------------------------------------
Bank One, NA                                                                        $ 35,000,000
------------------------------------------------------------ ---------------------------------------------------------
ABN AMRO Bank N.V.                                                                  $ 35,000,000
------------------------------------------------------------ ---------------------------------------------------------
Firstar Bank, N.A.                                                                  $ 35,000,000
------------------------------------------------------------ ---------------------------------------------------------
Harris Trust and Savings Bank                                                       $ 23,000,000
------------------------------------------------------------ ---------------------------------------------------------
M&I Marshall & Ilsley Bank                                                          $ 23,000,000
------------------------------------------------------------ ---------------------------------------------------------
National Westminster Bank PLC,                                                      $ 23,000,000
New York and Nassau Branches
------------------------------------------------------------ ---------------------------------------------------------
Fleet National Bank                                                                 $ 23,000,000
------------------------------------------------------------ ---------------------------------------------------------
First Union National Bank, N.A.                                                     $ 23,000,000
------------------------------------------------------------ ---------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd., Chicago Branch                                       $ 15,000,000
------------------------------------------------------------ ---------------------------------------------------------
BNP Paribas                                                                         $ 15,000,000
------------------------------------------------------------ ---------------------------------------------------------
TOTAL                                                                               $250,000,000
------------------------------------------------------------ ---------------------------------------------------------

                                   EXHIBIT A-1

                                       TO

                                CREDIT AGREEMENT

                          EUROCURRENCY PAYMENT OFFICES


                                  Bank One, NA
                                1 Bank One Plaza
                                Chicago, IL 60670

                                    EXHIBIT B

                                       TO

                                CREDIT AGREEMENT


                        FORM OF BORROWING/ELECTION NOTICE

TO: Bank One, NA (having its principal office in Chicago, IL), as contractual representative (the "Administrative Agent") under that certain Credit Agreement dated as of October 25, 2000 by and among Plexus Corp., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the "Lenders"), the Administrative Agent, Firstar Bank, N.A., as Documentation Agent, and ABN AMRO Bank N.V., as Syndication Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         The undersigned Borrower hereby gives to the Administrative Agent [and the Swing Line Bank] a [Borrowing/Election Notice pursuant to Section 2.1] [Borrowing/Election Notice pursuant to Section 2.2] [a Borrowing/Election Notice pursuant to Section 2.7] [Borrowing/Election Notice pursuant to Section 2.9(D)] of the Credit Agreement, and such Borrower hereby requests to [borrow] [convert]
[continue] on           ,        (the "Borrowing Date") from the Lenders on a
pro rata basis an aggregate principal amount of:

         (a) [US $               ] [               in the Agreed Currency
described below] in Revolving Loans as a

         | |      Floating Rate Advance

         | |      Eurocurrency Rate Advance

                  -    Applicable Interest Period of              month(s).

                  -    Agreed Currency:                       .

         (b)      $                    in Swing Line Loans as a Floating Rate
Advance.

         The undersigned hereby certifies to the Administrative Agent and the Lenders that (i) the representations and warranties of the undersigned contained in Article VI of the Credit Agreement are and shall be true and correct on and as of the date hereof and on and as of the Borrowing Date (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) except for changes in the Schedules to the Credit Agreement affecting transactions permitted by or not in violation of the Credit Agreement; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Borrowing Date or will result from the making of the proposed Advance; and (iii) the conditions set forth in Sections 5.2 and 5.3, as applicable, of the Credit Agreement have been satisfied.

         Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Borrowing/Election Notice.

         Dated                       ,
               --------------- ------

                                      [PLEXUS CORP.]
                                      [SUBSIDIARY BORROWER]

                                      By:
                                         ---------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                    EXHIBIT C

                                       TO

                                CREDIT AGREEMENT


                      FORM OF REQUEST FOR LETTER OF CREDIT

TO:                                 (1), an Issuing Bank under that certain
         Credit Agreement dated as of October 25, 2000 by and among Plexus Corp., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the "Lenders"), Bank One, NA (having its principal office in Chicago,
         IL), as contractual representative for itself and the other Lenders (the "Administrative Agent"), Firstar Bank, N.A., as Documentation Agent, and ABN AMRO Bank N.V., as Syndication Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") and

BANK ONE, NA, as Administrative Agent      BANK ONE, NA, as Administrative Agent
1 Bank One Plaza                           111 East Wisconsin Avenue
Chicago, IL 60670                          Milwaukee, WI  53202
Attn:                                      Attn:  Tony Maggiore
      ----------------
Telecopier:  (312) 732-                    Telecopier:  (414) 765-2625
                        -----
Confirmation:  (312) 732-                  Confirmation:  (414) 765-3111
                          -----
         Pursuant to Section 3.3 of the Credit Agreement, the undersigned Borrower hereby gives to the Issuing Bank a request for issuance of a Letter of
Credit on behalf of such Borrower for the benefit of                        (2),
in the following Agreed Currency: [              ], in the amount of [US $
          ][          in such Agreed Currency], with an effective date of
          ,      (the "Effective Date") and an expiry date of           ,     .

         The undersigned hereby certifies that (i) the representations and warranties of the undersigned contained in Article VI of the Credit Agreement are and shall be true and correct on and as of the date hereof and on and as of the Effective Date (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) except for changes in the Schedules to the Credit Agreement affecting transactions permitted by or not in violation of the Credit Agreement; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Effective Date or will result from the issuance of the proposed Letter of Credit; and (iii) the conditions set forth in Sections 3.4, 5.2 and 5.3 of the Credit Agreement have been satisfied.


--------
(1)      Insert name of Issuing Bank.

(2)      Insert name of beneficiary.

         Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Request for Letter of Credit.

                                     Dated                               ,
                                           ----------------------- ------

                                     [PLEXUS CORP.]

                                     [SUBSIDIARY BORROWER]



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT D

                                       TO

                                CREDIT AGREEMENT


                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between
                (the "Assignor") and                 (the "Assignee") is dated
as of           ,    . The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to a Credit Agreement (which, as it may be amended, restated, supplemented, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in
Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of
Schedule 1 and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Section 14.3(B) of the Credit Agreement and the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after a Notice of Assignment substantially in the form of Appendix I (attached hereto) has been delivered to the Administrative Agent. Such Notice of Assignment must include the consents, if any, required to be delivered to the Administrative Agent by Section 14.3(A) of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

         4. PAYMENTS OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Floating Rate Loans assigned to the Assignee hereunder and (ii) with respect to each

Eurocurrency Rate Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Eurocurrency Rate Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Eurocurrency Rate Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Eurocurrency Rate Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Eurocurrency Rate Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the Borrowers with respect to any Eurocurrency Rate Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Eurocurrency Rate Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Eurocurrency Rate Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Eurocurrency Rate Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Eurocurrency Rate Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Administrative Agent with respect to Eurocurrency Rate Loans prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Floating Rate Loans or fees, or the Payment Date, in the case of Eurocurrency Rate Loans, and not previously paid by the Assignee to the Assignor.](3) In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. FEES PAYABLE BY THE ASSIGNEE. The [Assignee shall pay to the Assignor a fee on each day on which a payment of interest or commitment fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or commitment fees for the period prior to the Effective Date or, in the case of Eurocurrency Rate Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was of 1% less than the interest rate paid by the Borrowers or if the commitment fee was ___ of 1% less than the commitment fee paid by the Borrowers, as applicable. In addition, the] [Assignee][Assignor] agrees to pay a $4,000 processing fee required to be paid to the Administrative Agent in connection with this Assignment Agreement.(4)


--------

(3) Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

(4) Assignor and Assignee to insert applicable payment terms.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner o f the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. The Assignor represents and warrants that it has the power and authority and legal right to execute and deliver this Assignment Agreement and to perform its obligations hereunder. The execution and delivery by the Assignor of this Assignment Agreement and the performance by it of its obligations hereunder have been duly authorized by proper proceedings. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor, the Administrative Agent, nor any other Lender, nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, including without limitation, documents granting the Assignor, Administrative Agent and the other Lenders a security interest in assets of the Borrowers or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrowers or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Borrowers, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS OF THE ASSIGNEE. The Assignee represents and warrants that it has the power and authority and legal right to execute and deliver this Assignment Agreement and to perform its obligations hereunder. The execution and delivery by the Assignee of this Assignment Agreement and the performance by it of its obligations hereunder have been duly authorized by proper proceedings. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to
Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].(5)

--------
(5) To be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

         8. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

         9. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 14.3(A) of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under [Sections 4, 5 and 8] hereof.

         10. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Revolving Loan Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of
Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on such reduced Aggregate Commitment.

         11. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         12. GOVERNING LAW. This Assignment Agreement shall be governed by and interpreted and enforced in accordance with the internal laws (including Section 735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

         13. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                   [NAME OF ASSIGNOR]


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   [NAME OF ASSIGNEE]


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   SCHEDULE 1

                              Assignment Agreement


1.       Description and Date of Credit Agreement:

         CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2000 BY AND AMONG PLEXUS CORP, THE SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO AS LENDERS (THE "LENDERS"), BANK ONE, NA (HAVING ITS PRINCIPAL OFFICE IN CHICAGO,
         IL), AS CONTRACTUAL REPRESENTATIVE FOR ITSELF AND THE OTHER LENDERS (THE "ADMINISTRATIVE AGENT"), FIRSTAR BANK, N.A., AS DOCUMENTATION AGENT, AND ABN AMRO BANK N.V., AS SYNDICATION AGENT.

2.       Date of Assignment Agreement:                 ,

3.       Amounts to be Assigned(6) (As of Date of Item 2 above):

------------------------------------ -------------------- ------------------------
                                     REVOLVING LOAN       SWING LINE LOAN
                                     FACILITY
------------------------------------ -------------------- ------------------------
TOTAL OF COMMITMENTS
(LOANS) UNDER                        $                    $
THE CREDIT AGREEMENT                  -----------------    ------------------
------------------------------------ -------------------- ------------------------
ASSIGNEES PERCENTAGE OF
EACH FACILITY PURCHASED                         %                      %
UNDER THE ASSIGNMENT                       -----                  -----
AGREEMENT
------------------------------------ -------------------- ------------------------
AMOUNT OF ASSIGNED SHARE
OF EACH FACILITY UNDER THE           $                    $
ASSIGNMENT AGREEMENT                  -----------------    ------------------
------------------------------------ -------------------- ------------------------

4.       Assignee's Aggregate (Loan
         Amount)**  Commitment Amount
         Purchased Hereunder:                             $
                                                           ---------------------



----------
(6) Amounts to be described in Dollars or Agreed Currency, as applicable.

5.       Proposed Effective Date:                        ,
                                            -------------  ----

                                            Accepted and Agreed:

                                            [NAME OF ASSIGNOR]


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            [NAME OF ASSIGNEE]


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

         Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                                   APPENDIX I

                             to Assignment Agreement

                              NOTICE OF ASSIGNMENT

                                                                      ,
                                                      ---------------   -----


To:      Bank One, NA, as Agent                 Bank One, NA, as Agent
         1 Bank One Plaza                       111 East Wisconsin Avenue
         Chicago, Illinois  60670               Milwaukee, WI  53202
         Attention:                             Attention:  Tony Maggiore
                    -------------------
         Telephone No.: (312) 732-              Telephone No.  (414) 765-3111
                                  ----
         Facsimile No.: (312) 732-              Facsimile No.:   (414) 765-2625
                                  ----

         PLEXUS CORP.
         55 Jewelers Park Drive
         P.O. Box 156
         Neenah, WI  54957-0156
         Attention:  Lisa M. Kelley
         Telephone No.:  (920) 751-3345
         Facsimile No.:  (920) 751-3234

From:    [NAME OF ASSIGNOR] (the "Assignor")

         [NAME OF ASSIGNEE] (the "Assignee")

         1. We refer to that Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. This Notice of Assignment (this "Notice") is given and delivered to the Administrative Agent pursuant to Section 14.3(B) of the Credit Agreement.

         3. The Assignor and the Assignee have entered into an Assignment
Agreement, dated as of           ,      (the "Assignment"), pursuant to which,
among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment shall be the later of the date specified in Section 14.3(B) of the Credit Agreement and the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Administrative Agent) after this Notice of Assignment and any consents and fees required by Sections 14.3(A) and 14.3(B) of the Credit Agreement have been delivered to the Administrative Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

         4. The Assignor and the Assignee hereby give to the Borrowers and the Administrative Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Administrative Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment

Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Administrative Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Administrative Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Administrative Agent, the Assignor will give the Administrative Agent written confirmation of the satisfaction of the conditions precedent.

         5. The Assignor or the Assignee shall pay to the Agent on or before the Effective Date the processing fee of $4,000 required by Section 14.3(B) of the Credit Agreement.

         6. If notes are outstanding on the Effective Date, the Assignor and the Assignee may request and direct that the Administrative Agent prepare and cause the Borrowers to execute and deliver new notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and the Assignee, as applicable, each agree to deliver to the Administrative Agent the original note(s) received by it from the Borrowers upon its receipt of a new note in the appropriate amount.

         7. The Assignee advises the Administrative Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

         8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

         9. The Assignee authorizes the Administrative Agent to act as its contractual representative under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Administrative Agent has no duty to supply information with respect to the Borrowers or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.

                                      [NAME OF ASSIGNOR]


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      [NAME OF ASSIGNEE]


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

ACKNOWLEDGED AND CONSENTED TO:

BANK ONE, NA, as Administrative Agent


By:
   ---------------------------------

  Name:
       -----------------------------
  Title:
        ----------------------------

                 [Attach photocopy of Schedule 1 to Assignment]

                                    EXHIBIT E

                                       TO

                                CREDIT AGREEMENT


                     FORM OF BORROWERS' COUNSELS' OPINION(S)

                                    Attached

                                    EXHIBIT F

                                       TO

                                CREDIT AGREEMENT


                            LIST OF CLOSING DOCUMENTS

                                    Attached

                                    EXHIBIT G

                                       TO

                                CREDIT AGREEMENT


                          FORM OF OFFICER'S CERTIFICATE


         I, the undersigned, hereby certify that I am the                     of
PLEXUS CORP., a corporation duly organized and existing under the laws of the State of Wisconsin (the "Company"). Capitalized terms used herein and not otherwise defined herein are as defined in that that certain Credit Agreement dated as of October 25, 2000 by and among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the "Lenders"), Bank One, NA (having its principal office in Chicago, IL), as contractual representative for itself and the other Lenders (the "Administrative Agent"), Firstar Bank, N.A., as Documentation Agent, and ABN AMRO Bank, N.V., as Syndication Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         I further certify on behalf of the Company, that as of the date hereof, to the best of my knowledge, after diligent inquiry of all relevant persons at the Company and its respective Subsidiaries, (i) the representations and warranties of the Company contained in Article VI of the Credit Agreement shall have been true and correct at all times during the period commencing on
          , 20   and ending on              , 20   and as of the date of this
Officer's Certificate (unless such representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true and correct as of such date) and (ii) as of the date of this Officer's Certificate no Default or Unmatured Default exists [other than the following (describe the nature of the Default or Unmatured Default and the status thereof)].

         IN WITNESS WHEREOF, I hereby subscribe my name on behalf of the Company
on this      day of          ,     .

                                   PLEXUS CORP.


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------

                                    EXHIBIT H

                                       TO

                                CREDIT AGREEMENT


                         FORM OF COMPLIANCE CERTIFICATE

         Pursuant to [Section 5.3] [Section 7.1(A)(iii)] of that certain Credit Agreement dated as of October 25, 2000 by and among Plexus Corp. (the "Company"), the Subsidiary Borrowers from time to time parties thereto (together with the Company, collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), Bank One, NA (having its principal office in Chicago, IL), as contractual representative for itself and the other Lenders (the "Administrative Agent"), ABN AMRO Bank N.A., as Syndication Agent, and Firstar Bank, N.A., as Documentation Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Company, through its respective
                           , hereby deliver to the Administrative Agent [,
together with the financial statements being delivered to the Agent pursuant to
Section 7.1(A) of the Credit Agreement,] this Compliance Certificate (the
"Certificate") [for the accounting period from             , 20   to
           , 20 ] (the "Accounting Period"). Capitalized terms used herein shall have the meanings set forth in the Credit Agreement. Subsection references herein relate to subsections of the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected                  of the Company;

2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrowers and their respective Subsidiaries during the accounting period covered by the attached financial statements;

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate [except as set forth below]; and

4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrowers' compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct.

The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate
in support hereof, are made and delivered this      day of           , 20  .


The Company hereby certifies on behalf of itself and the other Borrowers through
its                , that the information set forth herein and on the attached
Schedule I hereto is accurate as of                ,     , to the best of such
officer's knowledge, after diligent inquiry, and that the financial statements delivered herewith present fairly the financial position of the Borrowers and their respective Subsidiaries at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with Agreement Accounting Principles, consistently applied.

Dated           ,
      ---------   ----


                                  PLEXUS CORP.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                   SCHEDULE I

                                       to

                             COMPLIANCE CERTIFICATE

I.       FINANCIAL COVENANTS

A.       MAXIMUM LEVERAGE RATIO (Section 7.4(A))

        (1)      Indebtedness of the Company and its Subsidiaries (other than
                 Hedging Obligations)                                                   $
                                                                                         ----------
        (2)      EBITDA

                 (a)      Net Income                                                    $
                                                                                         ----------

                 (b)      Interest Expense                                      +       $
                                                                                         ----------

                 (c)      Taxes                                                 +       $
                                                                                         ----------

                 (d)      EBIT                                                  =       $
                                                                                         ----------

                 (e)      Depreciation                                          +       $
                                                                                         ----------

                 (f)      Amortization                                          +       $
                                                                                         ----------

                 (g)      EBITDA                                                =       $
                                                                                         ----------

        (3)      "Leverage Ratio" (Ratio of (1) to (2)(g))                                    to 1.00
                                                                                         ----

        (4)      Maximum Leverage Ratio                                                  3.25 to 1.00

B.       INTEREST EXPENSE COVERAGE RATIO (Section 7.4(B)).

        (1)      EBITR

                 (a)      EBIT (as determined under item I(A)(2)(d) above)              $
                                                                                         ----------

                 (b)      Rentals                                               +       $
                                                                                         ----------

                 (c)      EBITR                                                 =       $
                                                                                         ----------

        (2)      Interest Expense + Rentals for such fiscal quarter                     $
                                                                                         ----------

        (3)      "Interest Expense Coverage Ratio" (Ratio of (1)(c) to (2))                   to 1.0
                                                                                         ----

        (4)      Minimum Interest Expense Coverage Ratio                                2.00 to 1.00

II.     OTHER MISCELLANEOUS PROVISIONS

A.      INDEBTEDNESS (Section 7.3(A))

        (1)      State the aggregate amount of all Non-Controlled Subsidiary
                 Investments ($10,000,000 maximum permitted)                              $
                                                                                           ----------

        (2)      Receivables Facility Attributed Indebtedness
                 --------------------------------------------

                 (a)      Amount of Receivables Facility Attributed Indebtedness          $
                                                                                           ----------

                 (b)      Consolidated assets of the Company and its Subsidiaries         $
                                                                                           ----------

                 (c)      20% of line (b)                        x 20%            =       $
                          ((a) not permitted to exceed (c))                                ----------

        (3)       Aggregate principal amount of other Indebtedness incurred by the Subsidiaries not otherwise permitted under Section 7.3(A)
                  [Maximum $30,000,000][Please attached a detailed schedule
                  setting forth all such Subsidiary Indebtedness]                         $
                                                                                           ----------

B.       ASSET SALES (Section 7.3(B))


         (1)      State whether any asset sales other than (i) sales of
                  inventory in the ordinary course of business and (ii)
                  transfers of Receivables and Receivables Related Security
                  pursuant to Section 7.3(B)(iii)                                         Yes/No

         (2) If yes, attach as a schedule hereto the details of such asset sales and calculation of compliance with Section 7.3(B)(v).

C.       INVESTMENTS (Section 7.3(D))

         (1)      Aggregate amount of Investments, including Permitted Existing
                  Investments and including Investments in joint ventures, made
                  pursuant to Section 7.3(C)(ix)                                          $
                  [Maximum: $25,000,000]                                                   ----------

D.       MATERIAL SUBSIDIARY CALCULATIONS (Sections 7.2(K) and 7.3(Q))

         (1)      Material Domestic Subsidiaries

                  Set forth below is a list of all Domestic Subsidiaries of Plexus Corp. which either (i) represents more than five percent (5%) of consolidated assets (other than SPVs) as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than five percent (5%) of the EBITDA of the Company and its Subsidiaries (other than SPVs) as reflected in the financial statements referred to in clause (i) above. Also set forth below is an indication of whether such Subsidiaries are parties to the Subsidiary Guaranty.

                  ------------------------------------------------------------------------- -------------------------
                  Name of Material Domestic Subsidiaries and Jurisdiction of Formation      Signatory to Subsidiary
                                                                                            Guaranty (Yes/No)
                  ------------------------------------------------------------------------- -------------------------
                  PLEXUS INTERNATIONAL SERVICES, INC., a Nevada corporation                 Yes
                  ------------------------------------------------------------------------- -------------------------
                  ELECTRONIC ASSEMBLY CORP., a Wisconsin corporation                        Yes
                  ------------------------------------------------------------------------- -------------------------
                  TECHNOLOGY GROUP, INC., a Wisconsin corporation                           Yes
                  ------------------------------------------------------------------------- -------------------------
                  AGILITY, INC., a Massachusetts corporation                                Yes
                  ------------------------------------------------------------------------- -------------------------
                  SEAMED CORPORATION, a Washington corporation                              Yes
                  ------------------------------------------------------------------------- -------------------------

                  ------------------------------------------------------------------------- -------------------------

                  ------------------------------------------------------------------------- -------------------------

                  ------------------------------------------------------------------------- -------------------------


         (2)      Material Foreign Subsidiaries

                  Set forth below is a list of all Foreign Subsidiaries of Plexus Corp. which either (i) represents more than five percent (5%) of consolidated assets (other than SPVs) as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than five percent (5%) of the EBITDA of the Company and its Subsidiaries (other than SPVs) as reflected in the financial statements referred to in clause (i) above. Also set forth below is an indication of whether 60% of the stock of such Subsidiaries has been pledged pursuant to a Pledge Agreement.

                  ------------------------------------------------------------------------- -------------------------
                  Name of Material Foreign Subsidiaries and Jurisdictions of Formation      Signatory to Subsidiary
                                                                                            Guaranty (Yes/No)
                  ------------------------------------------------------------------------- -------------------------
                  PLEXUS CORP. LIMITED, a Scottish corporation                              Yes
                  ------------------------------------------------------------------------- -------------------------

                  ------------------------------------------------------------------------- -------------------------

                  ------------------------------------------------------------------------- -------------------------

                  ------------------------------------------------------------------------- -------------------------

(3)      Non-Guarantor/Non-Pledged Subsidiaries.

                  (a)  Set forth below is the sum of the aggregate assets of
                  (1) all of the Company's Domestic Subsidiaries (other than the SPVs) which are not Subsidiary Guarantors  plus (2)
                  all of the Borrower's Foreign Subsidiaries in connection
                  with which the Administrative Agent has not received
                  a Pledge Agreement (or Pledge Agreement with respect
                  to its parent corporation)                                    $
                                                                                 -----------------

                  (b) Set forth below is an amount equal to the highest of (1)
                  fifteen percent (15%) of the Company and its Subsidiaries
                  consolidated assets and (2) fifteen percent (15%) of the
                  EBITDA of the Company and its Subsidiaries.                   $
                                                                                 -----------------

                  [The amount in (a) is nor permitted to be greater than the amount in (b)]

                                    EXHIBIT I

                                       TO

                                CREDIT AGREEMENT


                           FORM OF SUBSIDIARY GUARANTY

                                    Attached

                               SUBSIDIARY GUARANTY

         THIS SUBSIDIARY GUARANTY (this "Guaranty") is made as of the 25th day of October, 2000, by PLEXUS INTERNATIONAL SERVICES, INC., a Nevada corporation, ELECTRONIC ASSEMBLY CORP., a Wisconsin corporation, TECHNOLOGY GROUP, INC., a Wisconsin corporation, AGILITY, INC., a Massachusetts corporation and SEAMED CORPORATION, a Washington corporation (collectively, the "Initial Guarantors" and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the "Guarantors"), in favor of the Administrative Agent under (and as defined in) the Credit Agreement referred to below;

                                   WITNESSETH:

         WHEREAS, PLEXUS CORP., a Wisconsin corporation (the "Company") and the Subsidiary Borrowers (collectively, the "Borrowers"), the institutions from time to time parties thereto as lenders (the "Lenders"), ABN AMRO BANK N.V., as Syndication Agent, FIRSTAR BANK, N.A., as Documentation Agent, and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, in its capacity as contractual representative for the Lenders (the "Administrative Agent"), have entered into a certain Credit Agreement dated as of October 25, 2000 (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Borrowers;

         WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that each of the Guarantors (constituting all of the Subsidiaries of the Company required to execute this Guaranty pursuant to Section 7.2(K) of the Credit Agreement) execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due of all "Obligations" (as defined in the Credit Agreement), including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrowers under the Credit Agreement or the other Loan Documents, and all Hedging Obligations under any Designated Hedging Agreement; and

         WHEREAS, in consideration of the direct and indirect financial and other support that one or more of the Borrowers has provided, and such direct and indirect financial and other support as the Borrowers may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, each of the Guarantors is willing to guarantee the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents and all Hedging Obligations under any Designated Hedging Agreements;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan or issuance of any Letter of Credit) that:

         (a) It is a corporation, partnership or limited liability company duly and properly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

         (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, (ii) or conflict with or constitute a default thereunder, except such interference or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty.

         In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any other Obligations or Hedging Obligations under Designated Hedging Agreements shall remain unpaid, it will, and, if necessary, will enable the Borrowers to, fully comply with those covenants and agreements of the Borrowers applicable to such Guarantor set forth in the Credit Agreement.

         SECTION 3. The Guaranty. Each of the Guarantors hereby unconditionally guarantees, jointly with the other Guarantors and severally, the full and punctual payment when due

(whether at stated maturity, upon acceleration or otherwise) of (a) the Obligations and (b) all Hedging Obligations under the Designated Hedging Agreements, including, without limitation, (i) the principal of and interest on each Advance made to any of the Borrowers pursuant to the Credit Agreement, (ii) any Reimbursement Obligations of the Borrowers, (iii) all Hedging Obligations owing to any Lender or any affiliate of any Lender under any Designated Hedging Agreement and (iv) all other amounts payable by the Borrowers or any of their Subsidiaries under the Credit Agreement, any Designated Hedging Agreement and the other Loan Documents (all of the foregoing being referred to collectively as the "Guaranteed Obligations"). Upon failure by any Borrower or any of their Affiliates, as applicable, to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Credit Agreement, any Designated Hedging Agreement or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.


         SECTION 4. Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:


                  (i) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

                  (ii) any modification or amendment of or supplement to the Credit Agreement, any Designated Hedging Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Obligations guaranteed hereby;

                  (iii) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

                  (iv) any change in the corporate, partnership or other existence, structure or ownership of any Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of any Borrower or any other guarantor of any of the Guaranteed Obligations;

                  (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against any Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any holder of Obligations or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or any other invalidity or unenforceability relating to or against any Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any Designated Hedging Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

                  (vii) the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

                  (viii) the election by, or on behalf of, any one or more of the holders of Obligations, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (ix) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                  (x) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the holders of Obligations the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

                  (xi) the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

                  (xii) any other act or omission to act or delay of any kind by any Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any holder of Obligations or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 4, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

         SECTION 5. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. Each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash and the Commitments and all Letters of Credit issued under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Advance or Reimbursement

Obligation or any other amount payable by the Borrower or any other party under the Credit Agreement, any Designated Hedging Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each of the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 7. Subordination of Subrogation; Subordination of Intercompany Indebtedness.

         (a) Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which the Issuing Banks, holders of the Guaranteed Obligations or the Administrative Agent now have or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the holders of Guaranteed Obligations and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrowers to the holders of the Guaranteed Obligations. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the holders of the Guaranteed Obligations and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the holders of the Guaranteed Obligations and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 7(a).


         (b) Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against either any Borrower or any other Guarantor hereunder (each an "Obligor") with respect to any "Intercompany Indebtedness" (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the holders of the Guaranteed Obligations and the Administrative Agent in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document or any Designated Hedging Agreement have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an "Insolvency Event"), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor ("Intercompany Indebtedness") shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements pursuant to any Loan Document and/or Designated Hedging Agreements, such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Guaranteed Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the holders of the Guaranteed Obligations. If any such Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same. Each Guarantor agrees that until the Guaranteed Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document or any Designated Hedging Agreement have been terminated, no Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim any such Guarantor has or may have against any Obligor.

         SECTION 8. Contribution with Respect to Guaranteed Obligations.

         (a) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guaranteed Obligations and termination of the Credit Agreement and the Designated Hedging Agreements, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

         (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

         (c) This Section 8 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 8 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

         (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

         (e) The rights of the indemnifying Guarantors against other Guarantors under this Section 8 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination of the Credit Agreement and the Designated Hedging Agreements.

         SECTION 9. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Credit Agreement, any counterparty to any Designated Hedging Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of any Borrower or any of their Affiliates, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Designated Hedging Agreement or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

         SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XV of the Credit Agreement with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article XV.

                                    Notice Address for Guarantors:

                                    c/o Plexus Corp.
                                    Jewelers Park Road
                                    Neenah, Wisconsin  54957-0156
                                    Attn:  Lisa M. Kelley
                                    Fax:    (920) 751-3234


         SECTION 11. No Waivers. No failure or delay by the Administrative Agent or any holders of Guaranteed Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Designated Hedging Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 12. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the holders of Guaranteed Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreement, any Designated Hedging Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

         SECTION 13. Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the Credit Agreement.

         SECTION 14. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS GUARANTY, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY GUARANTOR AND THE ADMINISTRATIVE AGENT OR ANY HOLDER OF GUARANTEED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING ss.735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         SECTION 15. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

              (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN CLAUSE (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS (UNLESS THE FEDERAL COURTS WILL NOT ACCEPT JURISDICTION, IN WHICH CASE THEY SHALL BE RESOLVED EXCLUSIVELY BY STATE COURTS LOCATED IN CHICAGO, ILLINOIS), BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS CLAUSE (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

              (B) OTHER JURISDICTIONS. EACH GUARANTOR AGREES THAT THE ADMINISTRATIVE AGENT OR ANY HOLDER OF GUARANTEED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH GUARANTOR OR ITS RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER ANY GUARANTOR OR (2) IN ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS CLAUSE (B).

              (C) SERVICE OF PROCESS. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY APPOINTS CT

CORPORATION WHOSE ADDRESS IS 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AS EACH GUARANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING ANY WRITS, SERVICE OF PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING ISSUED BY ANY COURT. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE AGENT OR THE HOLDERS OF THE GUARANTEED OBLIGATIONS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

              (D) VENUE. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

              (E) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

              (E) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 15 WITH ITS COUNSEL.

         SECTION 16. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

         SECTION 17. Taxes, Expenses of Enforcement, etc.

         (A) Taxes.


              (i) Any and all payments by any of the Guarantors hereunder (whether in respect of principal, interest, fees or otherwise) shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any interest, penalties and liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender's or the Administrative Agent's, as the case may be, net income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Administrative Agent or a Lender determines to be applicable to this Guaranty, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit being hereinafter referred to as "Taxes"). If any Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any holder of Obligations, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 17(A)) such Lender or Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Guarantor shall make such deductions or withholdings, and (iii) the applicable Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Guaranty, to such payments by the applicable Guarantor made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender's selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain the affected Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the applicable Guarantor's liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Installation of such Lender does not, in the judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Commitments of such Lender.

              (ii) In addition, each of the Guarantors agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty, the other Loan Documents, the Commitments, the Loans or the Letters of Credit (hereinafter referred to as "Other Taxes").

              (iii) Subject to the exceptions in the Credit Agreement, each of the Guarantors indemnifies each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 17(A)) paid by such

         Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. If the Taxes or Other Taxes with respect to which any Guarantor has made either a direct payment to the taxation or other authority or an indemnification payment hereunder are subsequently refunded to any Lender, such Lender will return to the applicable Guarantor an amount equal to the lesser of the indemnification payment or the refunded amount. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 17(A) submitted to the applicable Guarantor and the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be deemed presumptively correct. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the applicable Guarantor or Guarantors shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the reasonable judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled.

              (iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Guarantor, the applicable Guarantor shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

              (v) Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 17(A) shall survive the payment in full of all Guaranteed Obligations and the termination of this Guaranty.

         (B) Expenses of Enforcement, Etc. Subject to the terms of the Credit Agreement, after the occurrence of a Default under the Credit Agreement, the Lenders shall have the right at any time to direct the Administrative Agent to commence enforcement proceedings with respect to the Guaranteed Obligations. The Guarantors agree to reimburse the Administrative Agent and the holders of Obligations for any costs and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent and the holders of Obligations, which attorneys may be employees of the Administrative Agent or the holders of Obligations) paid or incurred by the Administrative Agent or any holders of Obligation in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the holders of Obligations on a pro rata basis for application in accordance with the terms of the Credit Agreement.

         SECTION 18. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each holder of Obligations and the

Administrative Agent may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from such holder of Obligations or the Administrative Agent to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such holder of Obligations or the Administrative Agent or any of their respective affiliates.

         SECTION 19. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the holders of Obligations or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any holder of Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such holder of Obligations or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such holder of Obligations or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

         SECTION 20. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 21. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any holder of Obligations or the Administrative Agent.

         SECTION 22. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

                  IN WITNESS WHEREOF, the Initial Guarantors has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.



                                           PLEXUS INTERNATIONAL SERVICES,
                                           INC.
                                           ELECTRONIC ASSEMBLY CORP.
                                           TECHNOLOGY GROUP, INC.
                                           SEAMED CORPORATION

                                           In each case:

                                           By:
                                               -------------------------------
                                               Lisa M. Kelley
                                               Its:  Treasurer



                                           AGILITY, INC.

                                           By:
                                               -------------------------------
                                               Thomas B. Sabol
                                               Its:  Treasurer

                               ANNEX I TO GUARANTY

         Reference is hereby made to the Guaranty (the "Guaranty") made as of the 25th day of October, 2000, by and among PLEXUS INTERNATIONAL SERVICES, INC., ELECTRONIC ASSEMBLY CORP., TECHNOLOGY GROUP, INC., AGILITY, INC., SEAMED CORPORATION (the "Initial Guarantors" and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the "Guarantors") in favor of the Administrative Agent under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.

         IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex
I counterpart to the Guaranty as of this            day of          ,     .

[NAME OF NEW GUARANTOR]


By:
   -------------------------------------
Title:
      ----------------------------------

                                    EXHIBIT J

                                       TO

                                CREDIT AGREEMENT


                           FORM OF REVOLVING LOAN NOTE

                                    Attached

                           FORM OF REVOLVING LOAN NOTE

$                                                            Chicago, Illinois
 ---------------                                             [DATE]

         FOR VALUE RECEIVED, the undersigned, PLEXUS CORP., a Wisconsin corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the
order of [              ] (the "Lender") the principal sum of [               ]
AND NO/100 DOLLARS ($[             ]), or, if less, the aggregate unpaid amount
of all "Revolving Loans" (as defined in the Credit Agreement referred to below) made by the Lender to such Borrower pursuant to the "Credit Agreement" (as defined below), on the "Termination Date" (as such term is defined in the Credit Agreement) or on such earlier date as may be required by the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are as defined in the Credit Agreement.

              The undersigned Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan made to it from the date of such Revolving Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Credit Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Credit Agreement.

              At the time of each Revolving Loan, and upon each payment or prepayment of principal of each Revolving Loan, the Lender shall make a notation either on the schedule attached hereto and made a part hereof, or in such Lender's own books and records, in each case specifying the amount of such Revolving Loan, the respective Interest Period thereof (in the case of Eurocurrency Rate Loans) or the amount of principal paid or prepaid with respect to such Revolving Loan, as applicable; provided that the failure of the Lender to make any such recordation or notation shall not affect the Obligations of the undersigned Borrower hereunder or under the Credit Agreement.

              This Revolving Loan Note is one of the promissory notes referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of October 25, 2000 by and among Plexus Corp., the Subsidiary Borrowers from time to time parties thereto (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), Bank One, NA (having its principal office in Chicago, IL), as contractual representative for itself and the other Lenders (the "Administrative Agent"), Firstar Bank, N.A., as Documentation Agent, and ABN AMRO Bank N.A., as Syndication Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). The Credit Agreement, among other things, (i) provides for the making of Revolving Loans by the Lender to the undersigned Borrower and the other Borrowers under the Credit Agreement from time to time in an aggregate amount not to exceed at any time outstanding the Dollar Amount first above mentioned, the indebtedness of the undersigned Borrower resulting from each such Revolving Loan to it being evidenced by this Revolving Loan Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

              Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

              Whenever in this Revolving Loan Note reference is made to the Administrative Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Revolving Loan Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

                  This Revolving Loan Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (including Section 735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.



                                  PLEXUS CORP.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

             SCHEDULE OF REVOLVING LOANS AND PAYMENTS OR PREPAYMENTS



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                                                                    Amount of
                                                                    ---------
                                                                    Principal       Unpaid
                                                                    ---------       ------
                 Amount of     Type of             Interest         Paid or         Principal       Notation Made
                 ----------    -------             ---------        --------        ----------      -------------
Date             Loan          Loan Currency       Period/ Rate     Prepaid         Balance         By
----             ----          -------------       ------------     -------         -------         --
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

                                    EXHIBIT K

                                       TO

                                CREDIT AGREEMENT

                            FORM OF ASSUMPTION LETTER

                                                                          , 20
                                                             -------------    --

To the Administrative Agent and the Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:

              Reference is made to that certain Credit Agreement dated as of October 25, 2000 by and among Plexus Corp., the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto as lenders (the "Lenders"), Bank One, NA (having its principal office in Chicago, IL), as contractual representative for itself and the other Lenders (the "Administrative Agent"), Firstar Bank, N.A., as Documentation Agent, and ABN AMRO Bank N.V., as Syndication Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein are used herein as defined therein.

              The undersigned,                (the "Subsidiary"), a
[corporation], wishes to become a "Subsidiary Borrower" under the Credit Agreement, and accordingly hereby agrees that from the date hereof it shall become a "Subsidiary Borrower" under the Credit Agreement and agrees that from the date hereof and until the payment in full of the principal of and interest on all Advances made to it under the Credit Agreement and performance of all of its other obligations thereunder, and termination hereunder of its status as a "Subsidiary Borrower" as provided below, it shall perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a "Borrower" or a "Subsidiary Borrower." Without limiting the generality of the foregoing, the Subsidiary hereby represents and warrants that:
(i) each of the representations and warranties set forth in Sections 6.1, 6.2,
6.3 and 6.18 of the Credit Agreement is hereby made by such Subsidiary on and as of the date hereof as if made on and as of the date hereof and as if such Subsidiary is the "Borrower" and this Assumption Letter is the "Agreement" referenced therein, and (ii) it has heretofore received a true and correct copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof. In addition, the Subsidiary hereby authorizes each of the Borrowers to act on its behalf as and to the extent provided for in Article II of the Credit Agreement in connection with the selection of Types and Interest Periods for Advances and the conversion and continuation of Advances.

              So long as the principal of and interest on all Advances made to the Subsidiary Borrower under the Credit Agreement shall have been repaid or paid in full, all Letters of Credit issued for the account of the Subsidiary Borrower have expired or been returned and terminated and all other obligations of the Subsidiary Borrower under this Agreement shall have been fully performed, the Company may, by not less than five Business Days' prior notice to the Administrative Agent (who shall promptly notify the Lender thereof) terminate its status as a "Subsidiary Borrower."

              CHOICE OF LAW. THIS ASSUMPTION LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

              IN WITNESS WHEREOF, the Subsidiary has duly executed and delivered this Assumption Letter as of the date and year first above written.



                                [Name of Subsidiary Borrower]


                                By:
                                   -------------------------------------------
                                Title:
                                      ----------------------------------------
                                Address for Notices under the Credit Agreement:



Consented to:
PLEXUS CORP.


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                    EXHIBIT L

                                       TO

                                CREDIT AGREEMENT


                        FORM OF COMMITMENT AND ACCEPTANCE

                                                       Dated              , 2000
                                                             -------------

         Reference is made to the Credit Agreement dated as of October 25, 2000 among Plexus Corp., a Wisconsin corporation (the "Company"), the Subsidiary Borrowers from time to time party thereto (together with the Company, collectively, the "Borrowers"), the financial institutions party thereto (the "Lenders"), Bank One, N.A, having its principal place of business in Chicago, Illinois, as contractual representative for the Lenders (the "Administrative Agent"), Firstar Bank, N.A., as Documentation Agent, and ABN AMRO Bank N.V., as Syndication Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning.

         Pursuant to Section 2.5(B) of the Credit Agreement, the Company has
requested an increase in the Aggregate Commitment from $               to
$             . Such increase in the Aggregate Commitment is to become effective
on the date (the "Effective Date") which is the later of (i)          ,      and
(ii) the date on which the conditions precedent set forth in Section 2.5(B) in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Commitment, the Borrowers, the Administrative Agent
and                   (the "Accepting Bank") hereby agree as follows:

         1. Effective as of the Effective Date, [the Accepting Bank shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal to the] [the Commitment of the Accepting Bank under the Credit Agreement shall be increased
from $          to the] amount set forth opposite the Accepting Bank's name on the signature page hereof.

         [2. The Accepting Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender]

         3. The Company on behalf of all of the Borrowers hereby represents and warrants that as of the date hereof and as of the Effective Date, no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.

         4. THIS COMMITMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING SECTION 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         5. This Commitment and Acceptance Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    PLEXUS CORP.

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK ONE, N.A., as Administrative Agent

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

COMMITMENT                          ACCEPTING BANK


$                                   [BANK]
  ------------

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                          Reaffirmations of Guarantors

         Each of the undersigned hereby acknowledges receipt of the foregoing Commitment and Acceptance. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement referred to in the foregoing Commitment and Acceptance. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of October 25, 2000 executed by it and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Commitment and Acceptance and as the same may from time to time hereafter be amended, modified or restated. The failure of any Guarantor to sign this Reaffirmation shall not release, discharge or otherwise affect the obligations of any of the Guarantors hereunder or under the Guaranty.


                        [SIGNATURE BLOCKS FOR GUARANTORS]

                                    EXHIBIT M

                                       TO

                                CREDIT AGREEMENT


                            FORM OF PLEDGE AGREEMENT

                                    Attached

TABLE OF CONTENTS

1. INTERPRETATION..............................................................1
2. UNDERTAKING TO GUARANTEE AND PAY............................................4
3. PLEDGE......................................................................4
4. UNDERTAKING TO DEPOSIT AND FURTHER ASSURANCES...............................4
5. REPRESENTATIONS AND WARRANTIES..............................................6
6. UNDERTAKINGS................................................................7
7. PLEDGOR'S RIGHTS BEFORE ENFORCEMENT.........................................8
8. ENFORCEMENT.................................................................9
9. DEALINGS WITH PLEDGED PROPERTY ON ENFORCEMENT...............................9
10. APPLICATION OF MONEYS.....................................................10
11. GENERAL RIGHTS OF ADMINISTRATIVE AGENT....................................11
12. LIABILITY OF ADMINISTRATIVE AGENT, DELEGATES AND NOMINEES.................12
13. PROTECTION OF THIRD PARTIES...............................................13
14. CONTINUING SECURITY.......................................................13
15. OTHER SECURITY............................................................14
16. PLEDGE NOT TO BE AFFECTED.................................................14
17. RELEASE OF PLEDGED PROPERTY...............................................15
18. POWER OF ATTORNEY.........................................................16
19. CURRENCY INDEMNITY........................................................16
20. CERTIFICATE TO BE CONCLUSIVE EVIDENCE.....................................17
21. STAMP DUTY................................................................17
22. COMMUNICATIONS............................................................17
23. RIGHTS AND WAIVERS........................................................17
24. INVALIDITY................................................................18
25. ASSIGNATION BY ADMINISTRATIVE AGENT.......................................18
26. GOVERNING LAW.............................................................18
27. JURISDICTION..............................................................18

SCHEDULES

PART 1 ORIGINAL SHARES.........................................................1
PART 2 WRITTEN RESOLUTION OF PLEXUS CORP. LIMITED..............................2
PART 3 FORM OF PROXY BY THE ADMINISTRATIVE AGENT OR ITS
       NOMINEE.................................................................3

                                                                  EXECUTION COPY





                      PLEXUS INTERNATIONAL SERVICES, INC.,
                                   as Pledgor



                                    - AND -



                                  BANK ONE, NA
          (having its principal office in Chicago, Illinois, U.S.A.), as Administrative Agent










--------------------------------------------------------------------------------

                               PLEDGE OVER SHARES

--------------------------------------------------------------------------------

PLEDGE OVER SHARES

BETWEEN

1. PLEXUS INTERNATIONAL SERVICES, INC., a company incorporated in Nevada, USA and having it's principal office at 55 Jewelers Parks Drive, Neenah, Wisconsin 54957-0156 (the "PLEDGOR");

AND

2. BANK ONE, NA (having its principal office in Chicago, Illinois, U.S.A.), in its capacity as agent (the "ADMINISTRATIVE AGENT", which expression includes its successors in title and assigns) for itself and the other Holders of Secured Obligations (as defined below) under the Credit Agreement.

WHEREAS, Plexus Corp., the subsidiary borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (collectively, the "LENDERS"), ABN AMRO Bank, as Syndication Agent, Firstar Bank, N.A., as Documentation Agent and the Administrative Agent have entered into that certain Credit Agreement dated as of 25 October 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed, subject to the terms and conditions provided therein, to make loans and other financial accommodations to Plexus Corp. and such subsidiary borrowers.

WHEREAS, the Pledgor is the owner of one hundred per cent. (100%) of the issued and outstanding capital stock of the Company.

WHEREAS, under the terms of the Credit Agreement, the Pledgor, as a Subsidiary Guarantor (as defined in the Credit Agreement), is required to enter into a Subsidiary Guaranty in the form attached as Exhibit I to the Credit Agreement (the "SUBSIDIARY GUARANTY").

WHEREAS, under the terms of the Credit Agreement, the Administrative Agent and the Holders of Secured Obligations (as defined below) have required that sixty per cent. (60%) of the outstanding capital stock of each first - tier Material Foreign Subsidiary (as defined in the Credit Agreement) be pledged to the Administrative Agent.

WHEREAS, the Company is a Material Foreign Subsidiary under and as defined in the Credit Agreement.

WHEREAS, the Administrative Agent and the Holders of Secured Obligations have required under the terms of the Credit Agreement, that the Pledgor execute and deliver this Pledge.

NOW THIS PLEDGE WITNESSES as follows:

1.       INTERPRETATION

1.1 Words and expressions defined in the Credit Agreement shall, in the absence of express indication to the contrary and save where the context or subject matter otherwise requires, have the same meanings when used in this Pledge.

1.2      DEFINITIONS

         In this Pledge (which expression shall include the recitals and schedule hereto):

         "BUSINESS DAY" has the meaning given to it in the Credit Agreement.

         "COMPANY" means Plexus Corp. Limited, registration number 207257, which has its registered office at 292 St Vincent Street, Glasgow.

         "CREDIT AGREEMENT" has the meaning given to it in the recitals hereto.

         "DELEGATE" means a delegate or sub-delegate appointed pursuant to clause 11.4.

         "DERIVED ASSETS" means all Shares, rights or other property of a capital nature which accrue or are offered, issued or paid at any time (by way of bonus, rights, redemption, conversion, exchange, substitution, consolidation, subdivision, preference, warrant, option, purchase or otherwise) in respect of:

         (a)  the Original Shares; or

         (b)  any Further Shares; or

         (c) any Shares, rights or other property previously accruing, offered, issued or paid as mentioned in this definition.

         "DISSOLUTION" of a person includes the bankruptcy, insolvency, liquidation, amalgamation, reconstruction, reorganisation, administration, administrative or other receivership, or dissolution of that person, and any equivalent or analogous proceeding by whatever name known and in whatever jurisdiction, and any step taken (including, but without limitation, the presentation of a petition or the passing of a resolution) for or with a view to any of the foregoing.

         "DIVIDENDS" means all dividends, interest and other income paid or payable in respect of the Original Shares, any Further Shares or any Derived Assets.

         "EVENT OF DEFAULT" means a Default under the Credit Agreement.

         "FURTHER SHARES" means all Shares (other than the Original Shares and any Shares comprised in any Derived Assets) which, subject to clause 4.5, the Pledgor and the Administrative Agent may at any time agree shall be subject to the Pledge.

         "HOLDERS OF SECURED OBLIGATIONS" means the holders of the Secured Obligations from time to time and shall refer to (i) each Lender in respect of its Loans, (ii) the Issuing Banks in respect of the L/C Obligations, (iii) the Administrative Agent, the Lenders, the Swing Line Bank and the Issuing Banks in respect of all other present and future obligations and liabilities of the Borrowers or any of their Subsidiaries, Holdings or Enterprises of every type and description arising under or in connection with the Credit Agreement or any other Loan Document, (iv) each indemnitee in respect of the obligations and liabilities of the Borrowers to such Persons under the Credit Agreement, (v) each Lender (or affiliate thereof), in respect of all Hedging

         Obligations under Designated Hedging Agreements and (vi) their respective successors, transferees and assignees.

         "LENDERS" has the meaning given to it in the recitals hereto.

         "ORIGINAL SHARES" means the Shares listed in part 1 of the Schedule hereto constituting but not exceeding 60 per cent. of the issued share capital of the Company at the date hereof.

         "PLEDGE" means all or any of the Security created, or which may at anytime be created, by or pursuant to this Pledge.

         "PLEDGED PROPERTY" means the Original Shares, any Further Shares, any Derived Assets and any Dividends.

         "PROCEEDINGS" means any proceeding, suit or action arising out of or in connection with this Pledge.

         "RIGHTS" means rights, benefits, powers, privileges, authorities, discretions and remedies (in each case, of any nature whatsoever).

         "SECURED OBLIGATIONS" means any and all existing and future Obligations of the Borrowers or Guarantors to the Administrative Agent, the Lenders, the Swing Line Bank, the Issuing Banks, or any of them, under or with respect of the Loan Documents, whether for principal, interest, fees, expenses or otherwise and any and all existing and future Hedging Obligations of the Borrowers or the Guarantors or any of their respective Subsidiaries under Designated Hedging Agreements.

         "SECURITY" includes any security, mortgage, fixed or floating charge, encumbrance, lien, pledge, hypothecation, assignment by way of security, or title retention arrangement (other than in respect of goods purchased in the ordinary course of trading), and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).

         "SHARES" means stocks, shares and other securities of any kind.

         "TAX" includes any present or future tax, levy, impost, duty, pledge, fee, deduction or withholding of any nature, and any interest or penalty in respect thereof.

1.3      REFERENCES AND CONSTRUCTION

         (a)  In this Pledge, unless otherwise specified:

              (i) references to clauses and schedules are to clauses of and schedules to this Pledge;

              (ii) headings to clauses are for convenience only and are to be ignored in construing this Pledge;

              (iii) references to a "person" are to be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority, or any joint venture, association or partnership (whether or not having separate legal personality);

              (iv) references to a "company" are to be construed so as to include any company, limited liability company, corporation or other body corporate, wherever and however incorporated or established; and

              (v) references to any statute or statutory provision include that statute or provision as it may have been, or may from time to time be, amended, modified, re-enacted, or replaced and include references to all by-laws, instruments, orders and regulations for the time being made thereunder or deriving validity therefrom.

         (b) Except to the extent that the context otherwise requires, any reference in this Pledge to "this Pledge" or any other pledge, agreement or instrument is a reference to this Pledge or, as the case may be, the relevant pledge, agreement or instrument as amended, supplemented, replaced or novated from time to time and includes a reference to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to or in accordance with any of the terms of this Pledge or, as the case may be, the relevant pledge, agreement or instrument.

2.       UNDERTAKING TO GUARANTEE AND PAY

         The Pledgor undertakes with the Administrative Agent to guarantee the payment and discharge of all the Secured Obligations in accordance with the provisions of the Subsidiary Guaranty and shall pay and discharge all the obligations in accordance with and arising under the provisions of the Subsidiary Guaranty.

3.       PLEDGE

         As continuing security for the payment and discharge of all the Secured Obligations, and the payment and discharge of the obligations arising under the Subsidiary Guaranty the Pledgor pledges and assigns to the Administrative Agent for the benefit of itself and the other Holders of Secured Obligations its whole right, title, interest and benefit (including any Rights) in and to the Original Shares and all other securities (if any) which are hereafter transferred or delivered to the Administrative Agent or its nominee or otherwise agreed to be held on the terms of this Pledge (including without prejudice to the foregoing generality, the Further Shares and any Derived Assets).
4.       UNDERTAKING TO DEPOSIT AND FURTHER ASSURANCES

4.1      ORIGINAL SHARES AND FURTHER SHARES

         Subject to clause 4.5, the Pledgor shall, immediately after the execution of this Pledge in the case of Original Shares, and within seven Business Days of each occasion on which the Administrative Agent and the Pledgor agree that any Shares shall become Further Shares, deposit with the Administrative Agent:

         (a) all share certificates, documents of title and other documentary evidence of ownership in relation to such Shares; and

         (b) transfers of such Shares duly executed by the Pledgor or (if appropriate) its nominee in whose name such shares are registered with the name of the transferee left blank or, if the Administrative Agent so requires, duly executed by the Pledgor or such nominee in favour of the Administrative Agent (or the Administrative Agent's nominee) and stamped, and such other documents as the Administrative Agent may reasonably require (and which the Pledgor may competently execute or procure) to enable the Administrative Agent (or the Administrative Agent's nominee) or, after the occurrence of an Event of Default, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, such Shares.

4.2      DERIVED ASSETS

         Subject to clause 4.5, the Pledgor shall, within seven Business Days of the accrual, offer, issue or payment of any Derived Assets, deliver or pay to the Administrative Agent or procure the delivery or payment to the Administrative Agent (to the extent not already delivered or paid) of:

         (a) all such Derived Assets or the share certificates, renounceable certificates, letters of allotment, documents of title and other documentary evidence of ownership in relation to them; and

         (b) transfers of any Shares comprised in such Derived Assets duly executed by the Pledgor or (if appropriate) its nominee in whose name such shares are registered with the name of the transferee left blank or, if the Administrative Agent so requires, duly executed by the Pledgor or such nominee in favour of the Administrative Agent (or the Administrative Agent's nominee) and stamped, and such other documents as the Administrative Agent may reasonably require (and which the Pledgor may competently execute or procure) to enable the Administrative Agent (or the Administrative Agent's nominee) or, after the occurrence of an Event of Default, any purchaser to be registered as the owner or, or otherwise to obtain legal title to, the Shares comprised in such Derived Assets.


4.3      AMENDMENT TO ARTICLES OF ASSOCIATION

         The Pledgor shall, immediately upon the execution of this Pledge, procure that a special resolution of the Company is passed resolving to amend its Articles of Association in the form specified in Part 2 of the Schedule. From and after the date hereof, the Pledgor undertakes that it shall not permit the Articles of Association of the Company to be amended or modified in any way that would be adverse to the interests of the Administrative Agent or the Holders of Secured Obligations.

4.4      FURTHER ASSURANCES

         In addition to and without prejudice to anything else contained in this Pledge, the Pledgor shall, at its own cost, promptly execute and do all such pledges, instruments, transfers, renunciations, proxies, notices, documents, assurances, acts and things in such form as the Administrative Agent may from time to time deem reasonably necessary or advisable:

         (a) for perfecting, preserving or protecting the Pledge or the priority of the Pledge; and

         (b) for facilitating the realisation of the Pledge or for enforcing the same or exercising any of the Administrative Agent's Rights hereunder.

4.5      LIMITATION ON PLEDGED PROPERTY

         Notwithstanding anything to the contrary provided in this Pledge, the Pledgor undertakes with the Administrative Agent that under no circumstances shall the Pledged Property exceed, nor any steps be taken by either the Pledgor or the Administrative Agent that would result in the Pledged Property exceeding, 60 per cent. in nominal value of the entire issued share capital of the Company.

4.6 The Pledgor shall, immediately on receipt of the relevant transfer document delivered pursuant to this Pledge, procure registration of the Administrative Agent (or its nominee) as registered holder of all Shares (in the relevant register of members or otherwise) and shall procure the waiver or amendment of all relevant restrictions on transfer of all such Shares to the Administrative Agent (or its nominee) or by it on disposal under Clause 9 below.


5.       REPRESENTATIONS AND WARRANTIES

         The Pledgor represents and warrants to the Administrative Agent that:

         (a) it is the sole direct, unfettered legal and beneficial owner of the Pledged Property;

         (b) no Security (other than the Pledge) exists on, over or with respect to any of the Pledged Property;

         (c) it has not sold, transferred, lent, assigned, parted with its interest in, disposed of, granted any option in respect of or otherwise dealt with any of its Rights, title and interest in and to the Pledged Property, or agreed to do any of the foregoing (other than pursuant to this Pledge);

         (d) the Original Shares, any Further Shares and any Shares comprised in any Derived Assets represent but do not exceed 60 per cent. in nominal value of the entire issued share capital of the Company;

         (e) the Original Shares, any Further Shares and any Shares comprised in any Derived Assets are fully paid and there are no moneys or liabilities outstanding in respect of any of the Pledged Property;

         (f) the Original Shares, any Further Shares and any Shares comprised in any Derived Assets have been duly authorised and validly issued and are free from any restrictions on transfer or rights of pre-emption;

         (g) it has the power to enter into, and perform and comply with its obligations under, this Pledge, and to create the Pledge;

         (h) the execution, delivery and performance of this Pledge will not contravene any law or regulation to which the Pledgor is subject or any provision of the Pledgor's Memorandum and Articles of Association (or equivalent incorporation documents);

         (i) all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order to:

              (i) enable it lawfully to enter into, and perform and comply with its obligations under, this Pledge;

              (ii) ensure that those obligations are valid, legal, binding and enforceable;

              (iii) permit the creation of the Pledge and ensure that (subject to all necessary registrations thereof being made) the Pledge is a valid, legal, binding and enforceable first fixed security over the Pledged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Pledgor, except as expressly permitted otherwise in the Credit Agreement; and

              (iv) make this Pledge admissible in evidence in the courts of Scotland;

              have been taken, fulfilled and done;

         (j) the obligations of the Pledgor under this Pledge and (subject to all necessary registrations thereof being made) the Pledge are and will be until fully discharged valid, legal, binding and enforceable and the Pledge constitutes a first fixed security over the Pledged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Pledgor, except as expressly permitted otherwise in the Credit Agreement; and

         (k) each of the above representations and warranties will be correct and complied with in all respects at all times during the continuance of the Pledge as if repeated then by reference to the then existing circumstances.

6.       UNDERTAKINGS

         The Pledgor shall (except as provided in the Credit Agreement):

         (a) not create, attempt to create or permit to subsist any Security (other than the Pledge) on, over or with respect to any of the Pledged Property or the right to receive or be paid the same or agree to do so;

         (b) not sell, transfer, lend, assign, part with its interest in, dispose of, grant any option in respect of or otherwise deal with any of its Rights, title and interest in and to the Pledged Property, or agree to do any of the foregoing (otherwise than pursuant to this Pledge);

         (c) not take or omit to take any action which act or omission could materially adversely affect or diminish the value of any of the Pledged Property;

         (d) ensure that there are no moneys or liabilities outstanding in respect of any of the Pledged Property;

         (e) ensure that the Original Shares, any Further Shares and any Shares comprised in any Derived Assets are free from any restriction on transfer or rights of pre-emption;

         (f) take all action within its power to procure, maintain in effect and comply with all the terms and conditions of all approvals, authorisations, consents and registrations necessary or appropriate for anything provided for on its part in this Pledge;

         (g) ensure that the Pledge will at all times be a legally valid and binding first fixed security over the Pledged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Pledgor;

         (h) without prejudice to clause 5(e), punctually pay all calls, subscription moneys and other moneys payable on or in respect of any of the Pledged Property and indemnify and keep indemnified the Administrative Agent and its nominees against any cost, liabilities or expenses which it or they may suffer or incur as a result of any failure by the Pledgor to pay the same;

         (i) deliver to the Administrative Agent a copy of every circular, notice, report, set of accounts or other document received by the Pledgor in respect of or in connection with any of the Pledged Property forthwith upon receipt by the Pledgor of such document;

         (j) promptly deliver to the Administrative Agent all such information concerning the Pledged Property as the Administrative Agent may reasonably request from time to time; and

         (k) ensure that the Company does not issue any shares after the date of this Pledge.

7.       PLEDGOR'S RIGHTS BEFORE ENFORCEMENT

         7.1 Subject to clause 7.2 until the Pledge shall become enforceable, the Pledgor shall be entitled to:

         (a) receive and retain free from the Pledge any Dividends paid to it (and at the request and cost of the Pledgor the Administrative Agent agrees to execute and procure the execution of such documents as may from time to time in the reasonable opinion of the Administrative Agent be necessary or appropriate to give effect thereto); and

         (b) exercise all voting and other Rights relating to the Pledged Property and to the extent that the Administrative Agent (or its nominee) is the registered holder of the Pledged Property, the Administrative Agent shall or, as the case may be, procure that its nominee shall, in respect of the exercise of all voting and other Rights relating to the Pledged Property (i) act in accordance with the reasonable instructions of the Pledgor, and
              (ii) execute a proxy in favour of the Pledgor in accordance with clause 7.3 provided that the Pledgor shall not exercise or instruct the Administrative Agent (or its nominee) to exercise voting and other Rights in a manner prejudicial in any material respects to the interests of the Administrative Agent (or its nominee) under this Pledge and in particular, the Pledgor shall not exercise or instruct the Administrative Agent (or its nominee) to exercise any voting rights if such exercise would result in the Original Shares, any Further Shares and any Shares comprised in any Derived Assets representing less than 60 per cent. in nominal value of the entire issued share capital of the Company, provided that the entitlement of the Pledgor under this clause may at any time be terminated upon and to the extent of any written notice by the Administrative Agent to the Pledgor evidencing the Administrative Agent's intention 5 Business Days thenceforth to direct the exercise of such Rights for the purpose of preserving the value of the Pledge.

     7.2 Subject to clause 7.1, the Administrative Agent and its nominee shall be under no obligation to act in relation to the Pledged Property in any way and shall not be liable to the Pledgor for acting or omitting to act in any way in relation to the Pledged Property.

     7.3 Following the execution of this Pledge the Administrative Agent or its nominee (as the case may be) may execute a proxy in favour of the Pledgor substantially in the form set out in Part 3 of the Schedule hereto, and such proxy shall terminate immediately following an Event of Default.

8.   ENFORCEMENT

     Subject to clause 7, the Pledge shall become enforceable, upon and at any time after the occurrence of an Event of Default.

9.       DEALINGS WITH PLEDGED PROPERTY ON ENFORCEMENT

9.1      RIGHTS OF ADMINISTRATIVE AGENT

         At any time after the Pledge has become enforceable, the Administrative Agent shall have the right, without any notice to or consent of the
         Pledgor:

         (a) POSSESSION

             (to the extent it has not already done so) to take possession of, collect and get in the Pledged Property, and in particular to take any steps necessary to vest all or any of the Pledged Property in the name of the Administrative Agent or its nominee (including completing any transfers of any Shares comprised in the Pledged Property) and to receive and retain any Dividends;

         (b) SELL

             to sell, exchange, convert into money or otherwise dispose of or realise the Pledged Property (whether by public offer or private contract) to any person and for such consideration (whether comprising cash, debentures or other obligations, Shares or other valuable consideration of any kind) and on such terms (whether payable or deliverable in a lump sum or by instalments) as it may think fit, and for this purpose to complete any transfers of the Pledged Property;

         (c) VOTING RIGHTS

             for the purpose of preserving the value of the Pledge or realising the same, to exercise or direct the exercise of all voting and other Rights relating to the Pledged Property in such manner as it may think fit;

         (d) CLAIMS

             to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating in any way to the Pledged Property;

         (e) LEGAL ACTIONS

             to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Pledged Property; and

         (f) OTHER RIGHTS

             to do all such other acts and things it may consider necessary or expedient for the realisation of the Pledged Property or incidental to the exercise of any of the Rights conferred on it under or in connection with this Pledge or otherwise and to concur in the doing of anything which it has the Right to do and to do any such thing jointly with any other person.

9.2      OBLIGATIONS OF PLEDGOR

         After the Pledge has become enforceable all Dividends shall be paid to and retained by the Administrative Agent, and any such moneys which may be received by the Pledgor shall, pending such payment, be segregated from any other property of the Pledgor and held in trust for the Administrative Agent;

10.      APPLICATION OF MONEYS

         All moneys arising from the exercise of the powers of enforcement under this Pledge shall (except as may be otherwise required by applicable law) be held and applied in the following order of priority (but without prejudice to the right of the Administrative Agent to recover any shortfall from the Pledgor):

         (a) in or towards the payment or discharge of such of the Secured Obligations and any obligations arising under the Subsidiary Guaranty in such order as set forth in Section 13.3 of the Credit Agreement; and

         (b) after all the Secured Obligations and any obligations arising under the Subsidiary Guaranty have been paid or discharged in full, in payment of any surplus to the Pledgor or other person entitled to it.

11.      GENERAL RIGHTS OF ADMINISTRATIVE AGENT

11.1     REDEMPTION OF SECURITY

         The Administrative Agent may at any time redeem any Security over the Pledged Property having priority to the Pledge or procure the transfer thereof to the Administrative Agent and may settle the accounts of encumbrancers. Any accounts so settled shall be conclusive and binding on the Pledgor. The Pledgor shall on demand pay to the Administrative Agent all principal moneys, interest, costs, charges, losses, liabilities and expenses of and incidental to any such redemption or transfer.

11.2     SUSPENSE ACCOUNT

         The Administrative Agent may, for as long as any of the Secured Obligations and any obligations arising under the Subsidiary Guaranty for which any other person may be liable as principal debtor, co-surety or as co-guarantor with the Pledgor have not been paid or discharged in full, at its sole discretion, place and retain on a suspense account, for as long as it considers fit, any moneys received, recovered or realised under or in connection with this Pledge to the extent of such Secured Obligations and any obligations arising under the Subsidiary Guaranty without any obligation on the part of the Administrative Agent to apply the same in or towards the discharge of such Secured Obligations or any obligations arising under the Subsidiary Guaranty.

11.3     NEW ACCOUNT

         At any time following:

         (a) the Administrative Agent receiving notice (either actual or constructive) of any subsequent Security affecting the Pledged Property; or

         (b)  the Dissolution of the Pledgor,

         the Administrative Agent may open a new account in the name of the Pledgor (whether or not it permits any existing account to continue). If the Administrative Agent does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the Dissolution commenced. Thereafter, all payments made by the Pledgor to the Administrative Agent or received by the Administrative Agent for the account of the Pledgor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Pledge at the time when the Administrative Agent received or was deemed to have received such notice or, as the case may be, the Dissolution commenced.

11.4     DELEGATION

         The Administrative Agent may delegate in any manner to any person any of the Rights which are for the time being exercisable by the Administrative Agent under this Pledge. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Administrative Agent may think fit.

11.5     SET-OFF BY ADMINISTRATIVE AGENT

         The provisions of clause 13.1 of the Credit Agreement shall apply to this Pledge and shall apply to the Administrative Agent in its capacity as a Lender, regardless of the place of payment or booking branch, and for that purpose the Administrative Agent may convert one currency into another at the rate of exchange determined by the Administrative Agent in its absolute discretion to be prevailing at the date of set-off. For the purposes of this clause 11 and clause 16 set-off shall include any right of retention, compensation, balancing of accounts on insolvency, and any deduction.

12.      LIABILITY OF ADMINISTRATIVE AGENT, DELEGATES AND NOMINEES

12.1     POSSESSION

         If the Administrative Agent or any Delegate shall take possession of the Pledged Property, it may at any time relinquish such possession.

12.2     ADMINISTRATIVE AGENT'S LIABILITY

         The Administrative Agent shall not in any circumstances (whether by reason of taking possession of the Pledged Property or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever):

         (a) be liable to account to the Pledgor or any other person for anything except the Administrative Agent's own actual receipts; or

         (b) be liable to the Pledgor or any other person for any costs, charges, losses, damages, liabilities or expenses arising from any realisation of the Pledged Property or from any exercise or non-exercise by the Administrative Agent of any Right conferred upon it in relation to the Pledged Property or from any act, default, omission or misconduct of the Administrative Agent, its officers, employees or agents in relation to the Pledged Property except to the extent that they shall be caused by the Administrative Agent's own fraud, gross negligence or wilful misconduct or that of its officers or employees.

12.3     DELEGATE'S AND NOMINEE'S LIABILITY

         All provisions of clause 12.2 shall apply, mutatis mutandis, in respect of the liability of any Delegate or nominee of the Administrative Agent or any officer, employee or agent of the Administrative Agent, any Delegate or any nominee of the Administrative Agent.

12.4     INDEMNITY

         The Administrative Agent, any nominee of the Administrative Agent and every Delegate, attorney, manager, agent or other person appointed by the Administrative Agent hereunder shall be entitled to be indemnified out of the Pledged Property in respect of all liabilities and expenses incurred by any of them in the execution or purported execution of any of its Rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in anyway relating to the Pledged Property, and the Administrative Agent and any such Delegate, attorney, manager, agent or other person appointed by the Administrative Agent hereunder may retain and pay all sums in respect of the same out of any moneys received. The rights to indemnification set forth in this clause 12.4 shall be in addition to and not in any way in limitation of the rights to indemnification granted under Section 11.7 of the Credit Agreement.

13.      PROTECTION OF THIRD PARTIES

13.1 No person dealing with the Administrative Agent or any Delegate shall be concerned to enquire whether any event has happened upon which any of the Rights conferred under or in connection with this Pledge or otherwise are or may be exercisable, whether any consent, regulations, restrictions or directions relating to such Rights have been obtained or complied with or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights or as to the application of any money borrowed or raised or other proceeds of enforcement. All the protections to purchasers at law for the time being in force shall apply to any person purchasing from or dealing with the Administrative Agent or any Delegate.

13.2 The receipt of the Administrative Agent shall be an absolute and conclusive discharge to a purchaser and shall release him of any obligation to see to the application of any moneys paid to or by the direction of the Administrative Agent.

13.3 In clauses 13.1 and 13.2, "PURCHASER" includes any person acquiring, for money or money's worth, any Security over, or any other interest or right whatsoever in relation to, any of the Pledged Property.

14.      CONTINUING SECURITY

         The Pledge shall be a continuing security for, the guarantee of the Secured Obligations, and any obligations arising under the Subsidiary Guaranty and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account (whether or not any Secured Obligations or any obligations arising under the Subsidiary Guaranty remain outstanding thereafter) or any other matter or thing whatsoever including the intermediate satisfaction by the Borrowers or any of them of the whole or any part of the Secured Obligations or any obligations arising under the Subsidiary Guaranty.

15.      OTHER SECURITY

         The Pledge shall be in addition to and shall not be prejudiced by any other Security or any guarantee or indemnity or other document which the Administrative Agent or the Holders of Secured Obligations may at any time hold for the payment of the Secured Obligations and any obligations arising under the Subsidiary Guaranty.

16.      PLEDGE NOT TO BE AFFECTED

         Without prejudice to clauses 14 and 15, neither the Pledge nor the liability of the Pledgor for the Secured Obligations and any obligations arising under the Subsidiary Guaranty shall be prejudiced or affected by:

         (a) any variation or amendment of, or waiver or release granted under or in connection with, any other Security or any guarantee or indemnity or other document;

         (b) time being given, or any other indulgence or concession being granted, by the Administrative Agent or the Holders of Secured Obligations to the Pledgor or any other person;

         (c) any of the obligations of any Borrower (or the Pledgor) under the Loan Documents or under any other Security relating to the Credit Agreement being or becoming illegal, invalid, unenforceable or ineffective in any respect;

         (d) any failure to take, or fully to take, any Security contemplated by the Credit Agreement or otherwise agreed to be taken in respect of any Borrower's or the Pledgor's obligations under the Loan Documents;

         (e) any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any such Security or taken in respect of any Borrower's or the Pledgor's obligations under the Loan Documents;

         (f)  the Dissolution of the Pledgor or any other person;

         (g)  any change in the constitution of the Pledgor;

         (h) any amalgamation, merger or reconstruction that may be effected by the Administrative Agent with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of the Administrative Agent to any other person;

         (i) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Administrative Agent or any other person;

         (j) the making or absence of any demand for payment of any Secured Obligations or any obligations arising under the Subsidiary Guaranty on the Pledgor or any other person, whether by the Administrative Agent or any other person;

         (k) any arrangement or compromise entered into by the Administrative Agent with the Pledgor or any other person; or

         (l) any other thing done or omitted or neglected to be done by the Administrative Agent or any other person or any other dealing, fact, matter or thing which, but for this provision, might operate to prejudice or affect the liability of the Pledgor for the Secured Obligations and any obligations arising under the Subsidiary Guaranty.

17.      RELEASE OF PLEDGED PROPERTY

17.1     RELEASE OF PLEDGED PROPERTY

         If the Administrative Agent, acting reasonably, is satisfied that:

         (a) all Secured Obligations and any obligations arising under the Subsidiary Guaranty have been irrevocably paid or discharged in full in cash, neither the Holders of Secured Obligations nor the Administrative Agent has any further contingent obligations to lend or grant or create any other commitment or liabilities under or in connection with the Credit Agreement or any instruments or documents related or issued pursuant thereto and the Credit Agreement has been terminated; or

         (b) Security or a guarantee for the Secured Obligations and any obligations arising under the Subsidiary Guaranty, in each case acceptable in its absolute discretion to the Administrative Agent, has been provided in substitution for this Pledge; or

         (c) no Event of Default has occurred at the time the Pledgor sells some or all of the Pledged Property pursuant to the terms of the Credit Agreement, or will occur as a consequence of such sale, then, subject to clause 17.2, the Administrative Agent shall at the request and cost of the Pledgor execute such Pledges and documents and do all such acts and things as may be necessary to release, re-assign and discharge or (where applicable under clause 17.1(c)) partially release, re-assign and discharge the Pledged Property from the Pledge and the Administrative Agent shall so far as it is reasonably able and at the request and cost of the Pledgor promptly procure the re-registration of the Pledged Property in the name of the Pledgor or as the Pledgor may direct.

17.2     RETENTION OF PLEDGE

         If the Pledgor requests the Administrative Agent to release, reassign and discharge the Pledged Property from the Pledge following any payment or discharge made or Security or guarantee given in relation to the Secured Obligations and any obligations arising under the Subsidiary Guaranty by a person other than the Pledgor (a "RELEVANT TRANSACTION"), the Administrative Agent shall be entitled to retain this Pledge (and all stock and share certificates, documents of title and other documentary evidence of ownership in relation to the Pledged Property deposited with the Administrative Agent pursuant to clause 4) and shall not be obliged to release, reassign and discharge the Pledged Property from the Pledge until the expiry of the Retention Period in relation to that Relevant Transaction. If at any time before the expiry of that Retention Period the Dissolution of such other person shall have commenced, the Administrative Agent may continue to retain this Pledge (and all such stock and share certificates, documents of title and documentary evidence) and shall not be obliged to release, reassign and discharge the Pledged Property from the Pledge for such further period as the Administrative Agent may determine.

17.3     RETENTION PERIOD

         For the purpose of clause 17.2, "RETENTION PERIOD" means, in relation to any Relevant Transaction, the period which commences on the date when that Relevant Transaction was made or given, and which ends on the date falling one month after the expiration of the maximum period within which that Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law or for any other reason whatsoever.

18.      POWER OF ATTORNEY

18.1     APPOINTMENT

         The Pledgor hereby appoints, irrevocably and by way of security, the Administrative Agent and any person nominated in writing by the Administrative Agent as attorney of the Pledgor severally to be the attorney of the Pledgor (with full powers of substitution and delegation), on its behalf and in its name or otherwise, at such time and in such manner as the attorney may think fit:

         (a) to do anything which the Pledgor is or may be obliged to do (but has not done) under this Pledge including, but without limitation, to complete and execute any transfer of Shares; and

         (b) generally to exercise all or any of the Rights conferred on the Administrative Agent in relation to the Pledged Property or under or in connection with this Pledge.

18.2     RATIFICATION

         The Pledgor undertakes to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 18.1.

19.      CURRENCY INDEMNITY

19.1     CURRENCY INDEMNITY

         If, under any applicable law, whether pursuant to a decree or judgement against the Pledgor or the Dissolution of the Pledgor or for any other reason, any payment under or in connection with this Pledge is made or falls to be satisfied in a currency (the "OTHER CURRENCY") other than the currency in which the relevant payment is expressed to be payable (the "REQUIRED CURRENCY"), then, to the extent that the payment actually received by the Administrative Agent (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the Administrative Agent to make the conversion on that date, at the rate of exchange as soon afterwards as it is practicable for the Administrative Agent to do so or, in the case of a Dissolution, at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such Dissolution) falls short of the amount expressed to be due or payable under or in connection with this Pledge, the Pledgor shall, as an original and independent obligation under this Pledge, indemnify and hold the Administrative Agent harmless against the amount of such shortfall.

19.2     RATE OF EXCHANGE

         For the purpose of clause 19.1, "RATE OF EXCHANGE" means the rate at which the Administrative Agent is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any commission, premium and other costs of exchange and Taxes payable in connection with such purchase.

20.      CERTIFICATE TO BE CONCLUSIVE EVIDENCE

         For all purposes, including any Proceedings, a copy of a certificate signed by an officer of the Administrative Agent as to the amount of any indebtedness comprised in the Secured Obligations and any obligations arising under the Subsidiary Guaranty for the time being shall, in the absence of manifest error, be conclusive evidence against the Pledgor as to the amount thereof.

21.      STAMP DUTY

         The Pledgor shall pay promptly, and in any event before any penalty becomes payable, all stamp, documentary and similar Taxes, if any, payable in connection with the entry into, performance, enforcement or admissibility in evidence of this Pledge or any other document referred to in this Pledge, and shall indemnify the Administrative Agent against any liability with respect to, or resulting from any delay in paying or omission to pay, any such Tax.

22.      COMMUNICATIONS

         Save as specifically otherwise provided in this Pledge, the provisions of Article XV of the Credit Agreement shall apply to any notice, demand or other communication to be served under this Pledge. For the purposes hereof, the address and facsimile number of each party hereto shall be as shown immediately after its name on the signature page of this Pledge or at such other address or number as it may from time to time notify in writing to the other party.

23.      RIGHTS AND WAIVERS

23.1     DELAY

         No delay or omission on the part of the Administrative Agent in exercising any Right provided by law or under this Pledge shall impair such Right or operate as a waiver thereof or of any other Right.

23.2     SINGLE OR PARTIAL EXERCISE

         The single or partial exercise by the Administrative Agent of any Right provided by law or under this Pledge shall not preclude any other or further exercise thereof or the exercise of any other Right.

23.3     RIGHTS TO BE CUMULATIVE

         The Rights provided in this Pledge are cumulative with, and not exclusive of, any Rights provided by law.

24.      INVALIDITY

         If at any time any provision of this Pledge is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither:

         (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Pledge; nor

         (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Pledge,

         shall be affected or impaired.

25.      ASSIGNATION BY ADMINISTRATIVE AGENT

         The Administrative Agent may at any time, without the consent of the Pledgor, assign or transfer the whole or, as the case may be, any part of the Administrative Agent's Rights under this Pledge to any person to whom the whole or any part of any of the Administrative Agent's Rights under the Credit Agreement shall be assigned or transferred.

26.      GOVERNING LAW

         This Pledge shall be governed by and construed in accordance with Scots law.

27.      JURISDICTION

27.1 The Parties to this Pledge irrevocably agree for the exclusive benefit of the Administrative Agent that the Courts of Scotland are to have jurisdiction to settle any disputes which may arise out of or in connection with this Pledge and that accordingly any Proceedings may be brought in such Court. Nothing contained in this clause shall limit the right of the Administrative Agent to take Proceedings against the Pledgor in any other Court or competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdiction preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

27.2 The Pledgor hereby appoints the persons below to accept service of any proceedings in the Scottish courts on its behalf. If for any reason any such agent shall cease to act as agent aforesaid of the Pledgor, the Pledgor shall forthwith appoint a replacement agent in Glasgow. Failing such appointment within 15 days after demand by any other party to this Agreement, the Administrative Agent shall be entitled to appoint another agent on behalf of the Pledgor. Nothing herein shall affect the right to reserve process in any other manner permitted by law.

         Name:          McClure  Naismith
         Address:       292 St Vincent Street
                        Glasgow
         Attention:     G Frier
         Fax:           0141 248 3998

IN WITNESS WHEREOF these presents typewritten on this and the preceding 18 pages together with the schedule of three parts annexed hereto are executed as follows:-

Subscribed for and on behalf of
PLEXUS INTERNATIONAL SERVICES, INC.       --------------------------------------
                                          Authorised Signatory
at  Neenah, Wisconsin
on the 25th day of October 2000
acting by Lisa M. Kelley, its authorised signatory acting under the authority of its board of directors before this witness

Name:
     ------------------------
      Joseph D. Kaufman

Address:      Plexus Corp.
              55 Jewelers Park Drive
              Neenah, WI  54945-0156
Title:        Vice President Law & Administration

Notice Details

Address:      Plexus International Services, Inc.
              55 Jewelers Park Drive
              Neenah, WI 54957-0156
Facsimile:    920.751.3234
Attention of: Lisa M Kelley

                           [QUARLES/BRADY LETTERHEAD]



Subscribed for and on behalf of                       --------------------------
BANK ONE, NA                                                Authorised Signatory

(Main Office Chicago, Illinois, U.S.A.), at Milwaukee, Wisconsin on the 25th day of October 2000 acting by Anthony F. Maggiore its authorised signatory before this witness

Name:
     ----------------------------------

Address:   Bank One, NA
           111 East Wisconsin Avenue
           Milwaukee, WI  53201-3033

Notice Details

Address:   Bank One, NA
           111 East Wisconsin Avenue
           Midwest Corporate Banking
           Suite WI1-2042
           Milwaukee, WI 53201-3033

Attention: Anthony F. Maggiore

Telephone: 414.765.3111

Fax:       414.765.2625










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
                           [QUARLES/BRADY LETTERHEAD]





 THIS IS THE SCHEDULE REFERRED TO IN THE FOREGOING PLEDGE OVER SHARES BY PLEXUS
             INTERNATIONAL SERVICES, INC. IN FAVOUR OF BANK ONE, NA


                                     PART 1

                                 ORIGINAL SHARES


Name of Company         No. of           Class of       Nominal          Registered
---------------         ------           --------       -------          ----------
                        Shares            Shares         Value            holder(s)
                        ------            ------         -----           ----------
                                                        of each      as at the date hereof
                                                        -------      ---------------------
                                                         Share
                                                         -----
Plexus Corp.
Limited registered   60, being 60% of     ordinary      (pound)1.00   Plexus International
number 207257        the Company's                                     Services Inc.
                     issued shares as at
                     the date hereof


                           [QUARLES/BRADY LETTERHEAD]





                                     PART 2
                   WRITTEN RESOLUTION OF PLEXUS CORP. LIMITED

                                 (the "COMPANY")

We, the undersigned, being the sole member for the time being of the above named Company entitled to receive notice of and to attend and vote at General Meetings of the Company HEREBY PASS the following written resolution and agree that the said resolution shall, pursuant to Regulation 53 of Table A in the Schedule to the Companies (Tables A to F) Regulations 1985 ("TABLE A"), for all purposes be as valid and effective as if the same had been passed by a Special Resolution at a General Meeting of the Company duly convened and held.

It is hereby resolved that:

1. The lien referred to in Article 5 of, and regulation 8 of Table A as modified and incorporated into the Articles of Association of the Company shall not apply to any share registered in the name of Bank One, NA or it's nominee.

2. The Articles of Association of the Company be amended by renumbering the existing Article 9 as Article 9.1 and inserting the following new
         Article 9.2:

         "Notwithstanding anything contained in these Articles, the directors shall not decline to register any transfer of shares, nor may they suspend registration thereof; (i) where such a transfer is executed in favour of any bank or institution to whom such shares have been pledged by way of security, or to any nominee of such a bank or institution pursuant to the creation of such security, or (ii) where such a transfer is executed by any bank or institution, to whom such shares have been pledged by way of security, or by any nominee of such a bank or institution, pursuant to the power of sale under such security, and a certificate by any official of such bank or institution that the shares were so pledged and the transfer was so executed shall be conclusive evidence of such facts."



Dated this                    day of    , 2000


For and on behalf of
Plexus International Services, Inc.
By:
       ----------------------------------
Name:
       ----------------------------------
Title:
       ----------------------------------

                           [QUARLES/BRADY LETTERHEAD]



                                     PART 3


           [FORM OF PROXY BY THE ADMINISTRATIVE AGENT OR ITS NOMINEE]



PLEXUS CORP. LIMITED

WE, [BANK ONE, NA] [Nominee Co] being a member of the above-named Company hereby revocably appoint subject to the terms of a Pledge Over Shares dated (the "PLEDGE OVER SHARES"), PLEXUS INTERNATIONAL SERVICES, INC. ("PLEXUS") as our proxy to the attend and vote for us and on our behalf at all Meetings of the Members of the Company provided that Plexus will at all times act in accordance with the terms of the Pledge Over Shares and that this proxy will notwithstanding the foregoing generality terminate on an Event of Default as defined in the Pledge Over Shares or otherwise in accordance with the terms of the Pledge Over Shares.


Dated this [            ] day of [              ]

Signature
















                                                    ----------------------------
                                                    Pledgor authorised signatory

                                                    ----------------------------
                                                    Administrative Agent
                                                    authorised signatory

                                    EXHIBIT N

                                       TO

                                CREDIT AGREEMENT


                          FORM OF DESIGNATION AGREEMENT

                                                           Dated        , 20
                                                                --------    ----
                  Reference is made to the Credit Agreement dated as of October 25, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement") among Plexus Corp., a Wisconsin corporation (the "Company"), the Subsidiary Borrowers from time to time party thereto (together with the Company, collectively, the "Borrowers"), the lenders from time to time party thereto (the "Lenders") Bank One, N.A. (having its principal office in Chicago, IL), as Administrative Agent, Firstar Bank, N.A., as Documentation Agent, ABN AMRO Bank N.V., as Syndication Agent, and Banc One Capital Markets, Inc., as Lead Arranger and Sole Bookrunner. Terms defined in the Credit Agreement are used herein as therein defined.

                  (the "Designating Lender"),        (the "Designated Lender"),
and the Company, on behalf of itself and the other Borrowers, agree as follows:

1. The Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, as its Designated Lender under the Credit Agreement.

2. The Designating Lender makes no representations or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3. The Designated Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Article VII thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement; (iii) confirms that it is an Eligible Designated Lender; (iv) appoints and authorizes the Designating Lender as its administrative agent and attorney-in-fact and grants the Designating Lender an irrevocable power of attorney to receive payments made for the benefit of the Designated Lender under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that Designated Lender is obligated to deliver or has the right to receive thereunder; (v) acknowledges that it is subject to and bound by the confidentiality provisions of the Credit Agreement (except as permitted under Section 14.5 thereof); and (vi) acknowledges that the Designating Lender retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Credit Agreement, and agrees that the Designated Lender shall be bound by all such votes, approvals, amendments, modifications and waivers and all other agreements of the Designating Lender pursuant to or in connection with the Credit Agreement.

4. Following the execution of this Designation Agreement by the Designating Lender, the Designated Lender and the Company, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective Date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on the signature page hereto (the "Effective Date").

5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date (a) the Designated Lender shall have the right to make Loans as a Lender pursuant to Section 2.1 or 2.2 of the Credit Agreement and the rights of a Lender related thereto and (b) the making of any such Loans by the Designated Lender shall satisfy the obligations of the Designating Lender under the Credit Agreement to the same extent, and as if, such Loans were made by the Designating Lender.

6. This Designation Agreement shall be governed by, and construed in accordance with, the internal laws (including ss. 735 ILCS 105/5-1 et seq. but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

                  IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Effective Date(7):

                                           [NAME OF DESIGNATING LENDER]

                                           By:
                                               -----------------------------
                                           Name:
                                                 ---------------------------
                                           Title:
                                                 ---------------------------

                                           [NAME OF DESIGNATED LENDER]

                                           By:
                                               -----------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------

                                           PLEXUS CORP.

                                           By:
                                               ------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

-------------------------
7 This date should be no earlier than the date of acceptance by the Administrative Agent.

Accepted and Approved this
    day of         ,
----      --------- ----
BANK ONE, N.A. (having its principal place of business in Chicago, IL), as Administrative
Agent


By:
    --------------------------------
Title:
        ----------------------------







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